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Exhibit 99.1

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE ALL OUTSTANDING
$400,000,000 2.75% SENIOR NOTES DUE 2017
CUSIP Nos. 00772BAA9 AND G01080AA1
$1,100,000,000 3.75% SENIOR NOTES DUE 2019
CUSIP Nos. 00772BAC5 AND G01080AB9
$1,100,000,000 4.50% SENIOR NOTES DUE 2021
CUSIP Nos. 00772BAE1 AND G01080AC7
$800,000,000 5.00% SENIOR NOTES DUE 2021
CUSIP Nos. 00772BAK7 AND G01080AE3

OF

AERCAP IRELAND CAPITAL LIMITED
AERCAP GLOBAL AVIATION TRUST

Pursuant to the Prospectus dated                    , 2015

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE DAY ON                    , 2015 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS OF UNREGISTERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:
Wilmington Trust, National Association

By Registered and Certified Mail Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Workflow Management—5th Floor	By Overnight Courier or Regular Mail Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Workflow Management—5th Floor	By Hand Delivery Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Workflow Management—5th Floor

Or by Facsimile Transmission (for eligible institutions only):
(302) 636-4139
Attn: Workflow Management—5th Floor

For Information Call: (302) 636-6470]

        Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

        The undersigned acknowledges receipt of the Prospectus dated                        , 2015 (the "Prospectus") of AerCap Ireland Capital Limited (the "Irish Issuer") and AerCap Global Aviation Trust (the "U.S. Issuer" and, together with the Irish Issuer, the "Issuers"), each a wholly owned subsidiary of AerCap Holdings N.V. (the "Parent Guarantor"), and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitutes the Issuers' offer (the "Exchange Offer") to exchange (1) up to $400,000,000 aggregate principal amount of new 2.75%

Senior Notes due 2017 (the "2.75% Exchange Notes"), which are registered under the Securities Act of 1933, as amended (the "Securities Act"), for any of their unregistered outstanding 2.75% Senior Notes due 2017 (the "Unregistered 2.75% Notes"); (2) up to $1,100,000,000 aggregate principal amount of new 3.75% Senior Notes due 2019 (the "3.75% Exchange Notes"), which are registered under the Securities Act, for any of their unregistered outstanding 3.75% Senior Notes due 2019 (the "Unregistered 3.75% Notes"); (3) up to $1,100,000,000 aggregate principal amount of new 4.50% Senior Notes due 2021 (the "4.50% Exchange Notes"), which are registered under the Securities Act, for any of their unregistered outstanding 4.50% Senior Notes due 2021 (the "Unregistered 4.50% Notes"); and (4) up to $800,000,000 aggregate principal amount of new 5.00% Senior Notes due 2021 (the "5.00% Exchange Notes" and, together with the 2.75% Exchange Notes, the 3.75% Exchange Notes and the 4.50% Exchange Notes, the "Exchange Notes"), which are registered under the Securities Act, for any of their unregistered outstanding 5.00% Senior Notes due 2021 (the "Unregistered 5.00% Notes" and, together with the Unregistered 2.75% Notes, the Unregistered 3.75% Notes and the Unregistered 4.50% Notes, the "Unregistered Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

        The undersigned hereby tenders the Unregistered Notes described in the box entitled "Description of Unregistered Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Unregistered Notes so described and the undersigned represents that it has received from each beneficial owner of Unregistered Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

        This Letter of Transmittal is to be used only by a holder of Unregistered Notes (i) if certificates representing Unregistered Notes are to be forwarded herewith or (ii) if delivery of Unregistered Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer—Procedures for Tendering Your Unregistered Notes." If delivery of the Unregistered Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, tenders of the Unregistered Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer—Book-Entry Transfer."

        The undersigned hereby represents and warrants that the information set forth in the box below entitled "Beneficial Owner(s)" is true and correct.

        Any Beneficial Owner whose Unregistered Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Unregistered Notes promptly and instruct such registered holder of Unregistered Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Unregistered Notes, either make appropriate arrangements to register ownership of the Unregistered Notes in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder of Unregistered Notes. The transfer of record ownership may take considerable time.

        In order to properly complete this Letter of Transmittal, a holder of Unregistered Notes must (i) complete the box entitled "Description of Unregistered Notes," (ii) if appropriate, check and complete the boxes relating to Book-Entry Transfer, Guaranteed Delivery, Special Issuance Instructions, Special Delivery Instructions and Beneficial Owner(s), (iii) sign this Letter of Transmittal by completing the box entitled "Sign Here" and (iv) unless an exemption applies, complete the enclosed IRS Form W-9. Each holder of Unregistered Notes should carefully read the detailed instructions below prior to completing this Letter of Transmittal.

        Holders of Unregistered Notes who desire to tender their Unregistered Notes for exchange and (i) whose Unregistered Notes are not immediately available, (ii) who cannot deliver their Unregistered Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Unregistered Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer—Guaranteed Delivery Procedures." See Instruction 2 of the Instructions beginning on page 9 hereof.

        Holders of Unregistered Notes who wish to tender their Unregistered Notes for exchange must, at a minimum, complete, for each applicable row, columns (1), (2) if applicable (see footnote 1 to the box below), and (3) in the box below entitled "Description of Unregistered Notes" and sign the box on page 8 under the words "Sign Here." If only those columns are completed, such holder of Unregistered Notes will have tendered for exchange all Unregistered Notes listed in column (3) below. If the holder of Unregistered Notes wishes to tender for exchange less than all of such Unregistered Notes, for each applicable row, column (4) must be completed in full. In such case, such holder of Unregistered Notes should refer to Instruction 5 on page 10.

DESCRIPTION OF UNREGISTERED NOTES

(1)
Name(s) and Address(es) of Registered Holder(s) of
Unregistered Note(s), Exactly as Name(s) Appear(s) on
Certificate(s) for Unregistered Note or as the Name of the
Participant Appears on the Book-Entry Transfer
Facility's Security Position Listing (Please fill in, if blank)
(2) Unregistered Note Number(s) (attach signed list if necessary)(1)	(3) Aggregate Principal Amount of Unregistered Notes	(4) Principal Amount Tendered for Exchange (only if different amount from Column (3),(2),(3)

(1)
Column (2) need not be completed by holders of Unregistered Notes tendering Unregistered Notes for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.

(2)
Column (4) need not be completed by holders of Unregistered Notes who wish to tender for exchange the principal amount of Unregistered Notes listed in column (3). Completion of column (4) will indicate that the holder of Unregistered Notes wishes to tender for exchange only the principal amount of Unregistered Notes indicated in column (4).

(3)
Unregistered Notes tendered must be in minimum denominations of $150,000 or any integral multiple of $1,000 in excess thereof.

☐
CHECK HERE IF UNREGISTERED NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder of Unregistered Note(s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Institution which Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

 ATTENTION BROKER-DEALERS: IMPORTANT NOTICE
CONCERNING YOUR ABILITY TO RESELL THE EXCHANGE NOTES

        The Securities and Exchange Commission (the "SEC") considers broker-dealers that acquired Unregistered Notes directly from the Issuers, but not as a result of market-making activities or other trading activities, to be making a distribution of the Exchange Notes if they participate in the Exchange Offer. Consequently, these broker-dealers cannot use the Prospectus for the Exchange Offer in connection with resales of the Exchange Notes and, absent an exemption, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with resales of the Exchange Notes. Such broker-dealers cannot rely on the position of the SEC's staff set forth in the Shearman & Sterling (available July 2, 1993), Morgan Stanley & Co. Incorporated (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988) no-action letters and similar no-action letters.

        A broker-dealer that has bought Unregistered Notes for market-making or other trading activities must deliver a Prospectus in order to resell any Exchange Notes it receives for its own account in the Exchange Offer. The SEC has taken the position that these broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes by delivering the Prospectus for the Exchange Offer. Such Prospectus may be used by a broker-dealer to resell any of its Exchange Notes. We will send a Prospectus to any broker-dealer that requests copies in this questionnaire for a period of up to 180 days after the effective date of the registration statement for the Exchange Offer.

        IF THE ISSUERS OR THE EXCHANGE AGENT DO NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES, THE ISSUERS INTEND TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF EXCHANGE NOTES AFTER SUCH TIME. SEE SECTION ENTITLED "THE EXCHANGE OFFER—PURPOSE AND EFFECT OF EXCHANGE OFFER; REGISTRATION RIGHTS" CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF EXCHANGE NOTES:

Name:

Address:

Telephone No.:

Number of Additional Copies Desired:

        If you requested additional copies of the prospectus, YOU MUST MAIL OR SEND A PHOTOCOPY OF THIS PAGE to:

By Registered and Certified Mail Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Workflow Management—5th Floor	By Overnight Courier or Regular Mail Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Workflow Management—5th Floor	By Hand Delivery Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Workflow Management—5th Floor

Or by Facsimile Transmission:
(302) 636-4139
Attn: Workflow Management—5th Floor

  SPECIAL ISSUANCE INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 6, 7 AND 8)

              To be completed ONLY (i) if the Exchange Notes issued in exchange for Unregistered Notes (or if certificates for Unregistered Notes not tendered for exchange for Exchange Notes) are to be issued in the name of someone other than the undersigned or (ii) if Unregistered Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

Issue to:
Name:	(Please Print)
Address:

(Include Zip Code)
(Tax Identification or Social Security Number) (Complete enclosed IRS Form W-9)

              Credit Unregistered Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

(Account Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 6, 7 AND 8)

              To be completed ONLY if the Exchange Notes issued in exchange for Unregistered Notes (or if certificates for Unregistered Notes not tendered for exchange for Exchange Notes) are to be mailed or delivered (i) to someone other than the undersigned, or (ii) to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or deliver to:

Issue to:
Name:	(Please Print)
Address:

(Include Zip Code)
(Tax Identification or Social Security Number) (Complete enclosed IRS Form W-9)

 BENEFICIAL OWNER(S)

State of Principal Residence of each Beneficial Owner of Unregistered Notes	Principal Amount of Unregistered Notes Held for Account of Beneficiary

        If delivery of Unregistered Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of Unregistered Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer—Book-Entry Transfer."

 SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Pursuant to the Prospectus dated                , 2015 (the "Prospectus") of AerCap Ireland Capital Limited (the "Irish Issuer") and AerCap Global Aviation Trust (the "U.S. Issuer" and, together with the Irish Issuer, the "Issuers"), each a wholly owned subsidiary of AerCap Holdings N.V. (the "Parent Guarantor"), and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitute the Issuers' offer (the "Exchange Offer") to exchange (1) up to $400,000,000 aggregate principal amount of new 2.75% Senior Notes due 2017 (the "2.75% Exchange Notes"), which are registered under the Securities Act of 1933, as amended (the "Securities Act"), for any of its unregistered outstanding 2.75% Senior Notes due 2017 (the "Unregistered 2.75% Notes"); (2) up to $1,100,000,000 aggregate principal amount of new 3.75% Senior Notes due 2019 (the "3.75% Exchange Notes"), which are registered under the Securities Act, for any of its unregistered outstanding 3.75% Senior Notes due 2019 (the "Unregistered 3.75% Notes"); (3) up to $1,100,000,000 aggregate principal amount of new 4.50% Senior Notes due 2021 (the "4.50% Exchange Notes"), which are registered under the Securities Act, for any of its unregistered outstanding 4.50% Senior Notes due 2021 (the "Unregistered 4.50% Notes"); and (4) up to $800,000,000 aggregate principal amount of new 5.00% Senior Notes due 2021 (the "5.00% Exchange Notes" and, together with the 2.75% Exchange Notes, the 3.75% Exchange Notes and the 4.50% Exchange Notes, the "Exchange Notes"), which are registered under the Securities Act, for any of its unregistered outstanding 5.00% Senior Notes due 2021 (the "Unregistered 5.00% Notes" and, together with the Unregistered 2.75% Notes, the Unregistered 3.75% Notes and the Unregistered 4.50% Notes, the "Unregistered Notes"), the undersigned hereby tenders to the Issuers for exchange the Unregistered Notes indicated above.

        By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Unregistered Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Issuers have fully performed all of their obligations pertaining to the Unregistered 2.75% Notes, Unregistered 3.75% Notes and Unregistered 4.50% Notes under the Registration Rights Agreement, dated as of May 14, 2014, by and among the Issuers, the Parent Guarantor and the other guarantors party thereto and the several Initial Purchasers party thereto, (ii) acknowledges and agrees that the Issuers have fully performed all of their obligations pertaining to the Unregistered 5.00% Notes under the Registration Rights Agreement, dated as of September 29, 2014, by and among the Issuers, the Parent Guarantor and the other guarantors party thereto and the several Initial Purchasers party thereto (iii) will have irrevocably sold, assigned and transferred to the Issuers all right, title and interest in, to and under all of the Unregistered Notes tendered for exchange hereby, and (iv) hereby appoints Wilmington Trust, National Association (the "Exchange Agent") as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Issuers and the Parent Guarantor) of such holder of Unregistered Notes with respect to such Unregistered Notes, with full power of substitution, to (x) deliver certificates representing such Unregistered Notes, or transfer ownership of such Unregistered Notes on the account books maintained by The Depository Trust Company ("DTC") (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Issuers, (y) present and deliver such Unregistered Notes for transfer on the books of the Issuers, and (z) receive all benefits with respect to such Unregistered Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Unregistered Notes, and (ii) when such Unregistered Notes are accepted for exchange by the Issuers, the Issuers will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the Unregistered Notes tendered for exchange hereby.

        The undersigned hereby further represents to the Issuers that (i) the undersigned is not an "affiliate" of the Issuers, as defined in Rule 405 of the Securities Act, or if the undersigned is such an "affiliate," the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (ii) the undersigned is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer, (iii) the undersigned is acquiring the Exchange Notes in the ordinary course of business; (iv) if the undersigned is a broker-dealer that holds Unregistered Notes that were acquired for its own account as a result of market-making activities or other trading activities (other than Unregistered Notes acquired directly from the Issuers or any of their affiliates), the undersigned will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received in the Exchange Offer, (v) if the undersigned is a broker-dealer, that the undersigned did not purchase the Exchange Notes to be exchanged in the Exchange Offer from the Issuers or any of their affiliates, and (vi) the undersigned is not acting on behalf of any person who could not truthfully and completely make the representations contained in the foregoing subclauses (i) through (v).

        The undersigned acknowledges that, (i) for purposes of the Exchange Offer, the Issuers and the Parent Guarantor will be deemed to have accepted for exchange, and to have exchanged, validly tendered Unregistered Notes if, as and when the Issuers give written notice thereof to the Exchange Agent. Tenders of Unregistered Notes for exchange may be withdrawn at any time prior to the Expiration Date, and (ii) any Unregistered Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

        The undersigned acknowledges that the Issuers' acceptance of Unregistered Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement among the undersigned, the Issuers and the Parent Guarantor upon the terms and subject to the conditions of the Exchange Offer set forth in the section of the Prospectus entitled "The Exchange Offer—Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuers) as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the Unregistered Notes tendered hereby and, in such event, the Unregistered Notes not exchanged will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

        Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Unregistered Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Unregistered Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that either "Special Issuance Instructions" or "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Unregistered Notes accepted for exchange in the name(s) of, and return any Unregistered Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuers and the Parent Guarantor have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Unregistered Notes from the name of the holder of Unregistered Notes thereof if the Issuers do not accept for exchange any of the Unregistered Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Unregistered Notes.

        In order to validly tender Unregistered Notes for exchange, holders of Unregistered Notes must complete, execute and deliver this Letter of Transmittal.

        Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Unregistered Notes is irrevocable.

  SIGN HERE
  (Complete enclosed IRS Form W-9)

X
Signature of Owner

Date:

              MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF UNREGISTERED NOTES EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) REPRESENTING THE UNREGISTERED NOTES OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED UNREGISTERED NOTE HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. (SEE INSTRUCTION 6).

Name(s)

Capacity (Full Title)

Address (including zip code)

Area Code and Telephone Number

Tax Identification or Social Security Number

  GUARANTEE OF SIGNATURE(S)
  (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

X
Authorized Signature

Date:

Name and Title:

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.     GUARANTEE OF SIGNATURES.

        Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution that is an "Eligible Guarantor Institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and is a member of one of the following recognized Signature Guarantee Programs (each, an "Eligible Institution"):

  (a)
  The Securities Transfer Agents Medallion Program (STAMP)

  (b)
  The New York Stock Exchange Medallion Signature Program (MSP)

  (c)
  The Stock Exchange Medallion Program (SEMP)

        Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Unregistered Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Unregistered Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2.     DELIVERY OF THIS LETTER OF TRANSMITTAL AND UNREGISTERED NOTES; GUARANTEED DELIVERY PROCEDURES.

        This Letter of Transmittal is to be completed by holders of Unregistered Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer—Guaranteed Delivery Procedures." Certificates for all physically tendered Unregistered Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date. Holders of Unregistered Notes who elect to tender Unregistered Notes and (i) whose Unregistered Notes are not immediately available, (ii) who cannot deliver the Letter of Transmittal, Unregistered Notes or other required documents to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if (a) such tender is made by or through an Eligible Institution, (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery substantially in the form provided by the Issuers (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Unregistered Notes, the certificate number(s) of such Unregistered Notes and the principal amount of Unregistered Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, the certificates representing such Unregistered Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with certificates for all tendered Unregistered Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

        THE METHOD OF DELIVERY OF UNREGISTERED NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF UNREGISTERED NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY UNREGISTERED NOTES SHOULD BE SENT TO THE ISSUERS.

        No alternative, conditional or contingent tenders will be accepted. All tendering holders of Unregistered Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Unregistered Notes for exchange.

3.     INADEQUATE SPACE.

        If the space provided in the box entitled "Description of Unregistered Notes" above is inadequate, the certificate numbers and principal amounts of the Unregistered Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.     WITHDRAWALS.

        A tender of Unregistered Notes may be withdrawn at any time prior to the Expiration Date by delivery of a written or an Automated Tender Offer Program electronic transmission notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to midnight, New York City Time, at the end of the day on the Expiration Date. To be effective, a notice of withdrawal of Unregistered Notes must (i) specify the name of the person who tendered the Unregistered Notes to be withdrawn (the "Depositor"), (ii) identify the Unregistered Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Unregistered Notes), (iii) be signed by the holder of Unregistered Notes in the same manner as the original signature on the Letter of Transmittal by which such Unregistered Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Unregistered Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Unregistered Notes are to be registered, if different from that of the Depositor, and (v) be received by the Exchange Agent prior to the Expiration Date. Withdrawals of tenders of Unregistered Notes may not be rescinded, and any Unregistered Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Unregistered Notes so withdrawn are validly retendered. Properly withdrawn Unregistered Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer—Procedures for Tendering Your Unregistered Notes" at any time prior to the Expiration Date.

5.     PARTIAL TENDERS.

        Tenders of Unregistered Notes will be accepted only in minimum denominations of $150,000 or any integral multiple of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Unregistered Notes, fill in the principal amount of Unregistered Notes which are tendered for exchange in column (4) of the box entitled "Description of Unregistered Notes" above, as more fully described in the footnotes thereto. In case of a partial tender for exchange, new certificate(s), in fully registered form, for the remainder of the principal amount of the Unregistered Notes, will be sent to the holders of Unregistered Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

6.     SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

          (a)   The signature(s) of the holder of Unregistered Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Unregistered Notes without alteration, enlargement or any change whatsoever.

          (b)   If tendered Unregistered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          (c)   If any tendered Unregistered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations.

          (d)   When this Letter of Transmittal is signed by the holder of the Unregistered Notes listed and transmitted hereby, no endorsements of Unregistered Notes or separate powers of attorney are required. If, however, Unregistered Notes not tendered or not accepted are to be issued or returned in the name of a person other than the holder of Unregistered Notes, then the Unregistered Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Issuers, in either case signed exactly as the name(s) of the holder of Unregistered Notes appear(s) on the Unregistered Notes. Signatures on such Unregistered Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

          (e)   If this Letter of Transmittal or Unregistered Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuers of their authority so to act must be submitted.

          (f)    If this Letter of Transmittal is signed by a person other than the registered holder of Unregistered Notes listed, the Unregistered Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Unregistered Notes appear(s) on the certificates. Signatures on such Unregistered Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7.     TRANSFER TAXES.

        Except as set forth in this Instruction 7, the Issuers will pay all transfer taxes, if any, applicable to the transfer and exchange of Unregistered Notes pursuant to the Exchange Offer. If issuance of Exchange Notes is to be made to, or Unregistered Notes not tendered for exchange are to be issued or returned in the name of, any person other than the registered holder of the Unregistered Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Unregistered Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Unregistered Notes prior to the issuance of the Exchange Notes.

8.     SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

        If the Exchange Notes, or if any Unregistered Notes not tendered for exchange, are to be issued or sent to someone other than the holder of Unregistered Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Unregistered Notes tendering Unregistered Notes by book-entry transfer may request that Unregistered

Notes not accepted be credited to such account maintained at DTC as such holder of Unregistered Notes may designate.

9.     IRREGULARITIES.

        All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Unregistered Notes will be determined by the Issuers, in their sole discretion, whose determination shall be final and binding. The Issuers reserve the absolute right to reject any or all tenders for exchange of any particular Unregistered Notes that are not in proper form, or the acceptance of which would, in the opinion of the Issuers (or its counsel), be unlawful. The Issuers reserve the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Unregistered Notes. The Issuers' interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Issuers shall determine. Neither the Issuers, the Parent Guarantor, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Unregistered Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Unregistered Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Unregistered Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

10.   WAIVER OF CONDITIONS.

        The Issuers reserve the absolute right to waive, amend or modify any of the specified conditions described under "The Exchange Offer Expiration Date; Extensions; Amendments" in the Prospectus in the case of any Unregistered Notes tendered (except as otherwise provided in the Prospectus).

11.   MUTILATED, LOST, STOLEN OR DESTROYED UNREGISTERED NOTES.

        If a holder of Unregistered Notes desires to tender Unregistered Notes pursuant to the Exchange Offer, but any of such Unregistered Notes has been mutilated, lost, stolen or destroyed, such holder of Unregistered Notes should contact the Trustee for the Unregistered Notes for further instructions.

12.   REQUESTS FOR INFORMATION OR ADDITIONAL COPIES.

        Requests for information about the procedure for tendering or for withdrawing tenders, or for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE DAY ON THE EXPIRATION DATE.

 IMPORTANT TAX INFORMATION

        Each holder of Unregistered Notes must, unless an exemption applies, provide the Exchange Agent with such holder's correct taxpayer identification number on the enclosed IRS Form W-9 below, with the required certifications being made under penalties of perjury. If the Exchange Agent is not provided with the correct Taxpayer Identification Number ("TIN") the holder may be subject to a $100 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding.

        If backup withholding applies, the Issuers are required to withhold 28% of any payment made to the holder of Unregistered Notes or other payee pursuant to the exchange. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

        Certain holders of Unregistered Notes (including, among others, most corporations and certain foreign individuals) are not subject to these backup withholding requirements with respect to interest payments. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, Form W-8BEN-E, Form W-8ECI or Form W-8IMY, as applicable (the terms of which the Exchange Agent will provide upon request), signed under penalty of perjury, attesting to the holder's exempt status.

        To prevent backup withholding, each holder of Unregistered Notes must provide its correct TIN by completing the IRS Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the Unregistered Notes are in more than one name or are not in the name of the actual owner, such holder should consult IRS Form W-9 for information on which TIN to report. If such holder does not have a TIN, such holder should consult IRS Form W-9 for instructions on applying for a TIN and write "applied for" in lieu of its TIN. Note: writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder writes "applied for" in lieu of its TIN, backup withholding at a rate of 28% will nevertheless apply to certain reportable payments made by such holder. See the enclosed IRS Form W-9 instructions for additional details.

        The holder of Unregistered Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Unregistered Notes. If the Unregistered Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

        A holder of Unregistered Notes should consult his or her tax advisor as to his or her qualification for exemption from the backup withholding requirements and the procedure for obtaining an exemption.

        FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (302) 636-6470 OR BY FACSIMILE AT (302) 636-4139.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:	4 Exemptions (codes apply only to
☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate	certain entities, not individuals; see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____	Exempt payee code (if any) _____
Note. For a single-member LLC that is disregarded, do not check LLC; in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) _____
☐ Other (see instructions) >	(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
or
Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

      Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

      If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

      By signing the filled-out form, you:

      1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2. Certify that you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

      4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

      In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2. The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

      Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

      If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

      1. You do not furnish your TIN to the requester,

      2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

      3. The IRS tells the requester that you furnished an incorrect TIN,

      4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

      Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

      Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

      If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

      a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

      b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1.You may enter your business, trade, or "doing business as" (DBA) name on line 2.

      c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax retum on line 1 and any business, trade, or DBA name on line 2.

      d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity.You may enter any business, trade, or DBA name on line 2.

      e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2 "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name. trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "individual/sole proprietor or single-member LLC;"

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

      The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

      1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

      2 – The United States or any of its agencies or instrumentalities

      3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

      5 – A corporation

      6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

      7 – A futures commission merchant registered with the Commodity Futures Trading Commission

      8 – A real estate investment trust

      9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

      10 – A common trust fund operated by a bank under section 584(a)

      11 – A financial institution

      12 – A middleman known in the investment community as a nominee or custodian

      13 – A trust exempt from tax under section 664 or described in section 4947

      The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

      A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

      B – The United States or any of its agencies or instrumentalities

      C – A state, the District of Columbia, a U.S. commonwealth of possession, or any of their political subdivisions or instrumentalities

      D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

      E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

      F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

      G – A real estate investment trust

      H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

      I – A common trust fund as defined in section 584(a)

      J – A bank as defined in section 581

      K – A broker

      L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

      M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or ElN. However, the IRS prefers that you use your SSN.

      If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

      If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

      To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

      If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

      If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

      For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

      Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

      The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

      If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

      Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Exchange Agent for the Exchange Offer is:
Wilmington Trust, National Association

By Registered and Certified Mail Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Workflow Management—5th Floor	By Overnight Courier or Regular Mail Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Workflow Management—5th Floor	By Hand Delivery Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Workflow Management—5th Floor

Or by Facsimile Transmission (for eligible institutions only):
(302) 636-4139
Attn: Workflow Management—5th Floor

For Information Call: (302) 636-6470

QuickLinks

  Exhibit 99.1
ATTENTION BROKER-DEALERS: IMPORTANT NOTICE CONCERNING YOUR ABILITY TO RESELL THE EXCHANGE NOTES
BENEFICIAL OWNER(S)
SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
IMPORTANT TAX INFORMATION